Citigroup Small and Mid-Cap Conference Citigroup Small and Mid-Cap Conference March 14, 2007 March 14, 2007 Exhibit 99.1

Forward Looking Information
Certain of the statements contained herein should be considered “forward-looking statements,” including, except in connection with the Offer (as defined below) within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may”, “will”, “expect,” “intend,”
“indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan, “ “guidance,” “outlook,” “could, “ “should,” “continue” and similar terms used in connection with statements regarding the outlook of AirTran Holdings, Inc., (the
“Company”
or “AirTran”).  Such statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, the Company’s expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving Midwest Air Group, Inc. (“Midwest”) and the Company, including future financial and operating results and the combined companies’ plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured.  Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations.  Such risks and uncertainties include, but are not limited to, the following:  the Company’s ability to achieve the synergies anticipated as a result of the potential business combination transaction involving
Midwest and to achieve those synergies in a timely manner; the Company’s ability to integrate the management, operations and labor groups of the Company and Midwest; the impact of high fuel costs; significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices; the Company’s ability to attract and retain qualified personnel; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the U.S. military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; adequacy of insurance coverage; reliance on automated systems and the potential impact of any failure or disruption of these systems; the potential impact of future significant operating losses; the Company’s ability to obtain and maintain commercially reasonable terms with vendors and service providers and its reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; the Company’s ability to use pre-merger net operating losses and certain tax attributes; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in-court or out-of-court restructuring by major airlines and industry consolidation; interruptions or disruptions in service at one or more of the Company’s hub airports; weather conditions; the impact of fleet concentration and increased maintenance costs as aircraft age and utilization increases;  the Company’s ability to maintain adequate liquidity; the Company’s ability to maintain contracts that are critical to its operations; the Company’s fixed obligations and its ability to obtain and maintain financing for operations, aircraft financing and other purposes; changes in prevailing interest rates; the Company’s ability to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the Company’s ability to attract and retain customers; the cyclical nature of the airline industry; economic conditions; and other risks and uncertainties listed from time to time in the Company’s reports to the Securities and Exchange Commission.  There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed.  All forward-looking statements are based on information currently available to the Company.  Subject to the Company’s obligation under Rule 14d-6(c) to promptly disclose any material change in the Offer to Exchange and related materials, AirTran assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.  Additional factors that may affect the future results of the Company are set forth in the section entitled
“Risk Factors”
in the Company’s Annual Report on Form 10-K for the period ended December 31, 2006, which is available at www.sec.gov and at www.AirTran.com.
Safe Harbor Disclosure
Safe Harbor Disclosure

Safe Harbor Disclosure
Safe Harbor Disclosure
Additional Information
This document relates, in part, to the offer (the “Offer”) by AirTran, through its wholly-owned subsidiary, Galena Acquisition Corp. (“Galena”), to exchange each issued and outstanding share of common stock and Series A Junior Participating Preferred Stock and associated rights of Midwest Air Group, Inc., a Wisconsin corporation
(“Midwest
“),
(collectively the “Rights”
and together, the “Midwest Shares”), for consideration consisting of a combination of cash and common stock, par value $0.001 per share (“AirTran
Common Stock”), of AirTran having an aggregate value of $13.25 per share, comprised of $6.625 in cash and 0.5884 of a share of AirTran common stock.
The Offer currently is scheduled to expire at 12:00 Midnight, New York City time on April 11, 2007, unless extended. AirTran and Galena have expressly reserved the right, in their sole discretion, to extend the period of time during which the Offer will remain open. Any extension will be announced no later than 9:00 A.M., New York City time, on the next business day after the previously scheduled expiration date. This document does not constitute an offer to purchase or the solicitation of an offer to sell which is being made only pursuant to the Offer to Exchange and related Letter of Transmittal forming part of the registration statement referred to below. The information required to be disclosed by
Exchange Act Rule 14d-6(d)(1) is contained in the Prospectus and is incorporated by reference. The Offer is not being made to and nor will tenders be accepted from or on behalf of holders of securities of Midwest Air Group, Inc. in any jurisdiction in which the making of the Offer or the acceptance thereof would not comply with the laws of such jurisdiction. In those jurisdictions in the United States where the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of AirTran and Galena by Morgan Stanley & Co. Incorporated and Credit Suisse Securities (USA) LLC, or by one or more registered broker or dealers under the laws of such jurisdiction.
AirTran also has filed a Registration Statement (No. 333-139917) with the Securities and Exchange Commission on Form S-4 relating to the AirTran common stock to be issued to holders of Midwest shares in the offer (the “Registration Statement”). The terms and conditions of the Offer are set forth in the prospectus, which is a part of the registration statement (the “Prospectus”), and the related Letter of Transmittal, which also are Exhibits (A)(1) and (A)(2) to the Schedule TO.
AirTran has announced its intent to nominate Messrs. John Albertine, Jeffrey Erickson and Charles Kalmbach for election to the board of directors of Midwest. AirTran has filed a preliminary proxy statement with respect to the proposed transaction and/or nomination of persons for election to the board of directors of Midwest (the “Proxy Statement”).
Investors and security holders are urged to read the Registration Statement and the Proxy Statement, as well as any other relevant documents filed with the SEC, and any amendments or supplements to those documents, because they contain or will contain important information.
Investors and security holders may obtain a free copy of the Registration Statement, the Schedule TO and the Proxy Statement and amendments and supplements to such respective documents at www.sec.gov. The Registration Statement, the Schedule TO and the Proxy Statement and such other documents and amendments and supplements to such respective documents may also be obtained free of charge from AirTran by directing such request to: Richard P. Magurno, Corporate Secretary, AirTran Holdings, Inc., 9955
AirTran Boulevard, Orlando, Florida 32827, or to the Information Agent for this offering: Innisfree M&A Incorporated, 501 Madison Avenue, New York, New York 10022.
AirTran and its wholly owned subsidiaries, Galena and AirTran New York, LLC and their respective directors and executive officers and each of Messrs. John Albertine, Jeffrey
Erickson And Charles Kalmbach are participants in the solicitation of proxies from the shareholders of Midwest.
Information about the directors and executive officers of AirTran and their ownership of AirTran stock is set forth in the proxy statement for AirTran's 2006 annual meeting of shareholders. Information about the directors and officers of Galena is set forth in Schedule II of the Offer to Exchange which is incorporated by reference in the Schedule TO, information with respect to the three nominees is set forth in Amendment No. 10 to the Schedule TO and, in each case, will be contained in the Proxy Statement to be mailed to the stockholders of Midwest. Investors may obtain additional information regarding the interests of such participants by reading the Proxy Statement.

Youngest all-Boeing fleet in America
—
132 Airplanes – 87 717s / 45 737s
56 cities served
—
Announced Charleston SC, Daytona Beach FL,
Newburgh NY, Phoenix AZ, Portland ME, St. Louis MO,
and San Diego CA in 2007
Consistent record of profitability
—
One of two consistently profitable airlines
AirTran Airways Today
AirTran Airways Today

To provide a superior product with very low costs
—
Assigned seating
—
Business Class
Only major U.S. airline with business class on every flight
—
Convenient distribution
Internet, telephone reservations, and travel agencies
—
XM Radio and oversized luggage bins
—
Friendly crewmembers
Provide value to all customers – both business and leisure
AirTran Airways Business Model
AirTran Airways Business Model

AirTran
SOUTHWEST AIRLINES
jetBlue
US AIRWAYS
nwa
Delta
American Airlines
Continental Airlines

6

7
8
9
10
11
(cents)
AirTran Has Very Low Costs
AirTran Has Very Low Costs
While legacy costs are down, gap remains large
* Excludes fuel and special items
Industry Cost Comparison
Non-Fuel Unit Costs at 652 Miles for 2006
Q406
=5.94 cents

5.75
6.00
6.25
6.50
6.75
7.00
7.25
2001 2002 2003 2004 2005 2006 2007E
* Excludes non-recurring special items
(cents per mile)
AirTran’s Non-Fuel Unit Cost Trend
-3%
Projecting A Sixth Consecutive Year Of Cost Reductions
Projecting A Sixth Consecutive Year Of Cost Reductions

Productive workforce at all levels
Young, simplified fleet
—
Fuel efficient
—
Attractive ownership costs
Efficient use of facilities
Competition for heavy maintenance contracts
Low cost distribution
—
Over 70% of sales are directly with AirTran
(Reservations or AirTran.com)
What Creates AirTran’s Low Cost Advantage?
What Creates AirTran’s Low Cost Advantage?

Increases crew productivity
—
No additional staffing required
—
17% increase in seats
Transcontinental range increases productivity
—
Utilization now 12-13 hrs/day versus 11 hrs/day on 717s
Even better fuel economy than the 717 per seat
Order timing was at the bottom of the market (June 2003)
—
Negotiated maintenance agreements as part of purchase to ensure lowest combined ownership and maintenance
New 737 Aircraft Will Continue To Drive Down Costs
New 737 Aircraft Will Continue To Drive Down Costs

Delta
AirTran
Delta
AirTran

SOUTHWEST AIRLINES
AirTran
SOUTHWEST AIRLINES
AirTran

Non-Fuel CASM
4
6
8
10
12
Q201 Q201 Q206 Q206
0
2
4
6
8
10
12
2006 2006 2007E 2007E
Non-Fuel CASM Fuel CASM
AAI 11%
Higher
AAI 3-4%
Higher
AAI -39%
Lower
AAI -30%
Lower
(cents)
(cents)
Despite bankruptcy, cost advantage vs. Delta has widened
Cost gap vs. Southwest has narrowed
AirTran Is Poised To Become Industry Low Cost Provider
AirTran Is Poised To Become Industry Low Cost Provider

JetBlue
AirTran
Southwest
United
Alaska
America West
Northwest
American
Continental
ATA
JetBlue
Alaska
Southwest
America West
US Airways
Northwest
Continental
AirTran
United
ATA
US Airways
Alaska
Southwest
America West
Continental
American
Delta
United
Northwest
American Eagle
AirTran-Not Rated
Alaska
US Airways
Northwest
Southwest
Delta
American
America West
Continental
United
American Eagle
AirTran–Not Rated
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.
NR.
2004
2003
2002
2001
JetBlue
AirTran
Independence
Southwest
United
America West
Northwest
Continental
Alaska
American
2005
Based on DOT reports on on-time performance, denied boardings, mishandled baggage, and customer complaints
AirTran Delivers Both Low Cost And High Quality
AirTran Delivers Both Low Cost And High Quality
Wichita State University / University of Nebraska, Omaha:  Airline Quality Rating

Overall Customer Satisfaction
656
658
659
672
682
695
695
697
716
722
735
820
650 670 690 710 730 750 770 790 810 830
Northwest Airlines
United Airlines
US Airways
Alaska Airlines
American Airlines
Delta Airlines
Spirit Airlines
Continental Airlines
Frontier Airlines
AirTran Airways
Southwest Airlines
JetBlue Airways
Mean / Weighted Average
Leading Consumer Survey Validates Strong Products
Leading Consumer Survey Validates Strong Products

13 Low Cost And Modern Jets Create Great Low Cost And Modern Jets Create Great Growth Opportunities Growth Opportunities

FNT
BUF
BOS
MLI
MDW
BMI
CAK
DAY
EWR
PHL
IAD
PHF
TYS
GSO
MEM
ATL
MYR
DFW
SAV
VPS
JAX
HOU
MSY
TPA
MCO
RSW
MIA

airTran.com

14 Route Map Route Map June 2000 Cities: 30 Cities: 30 Routes: 36 Routes: 36

MSP
MKE
FNT
ROC
BOS
MDW
MLI
BMI
DAY
PIT
EWR
PHL
BWI
DEN
MCI
ICT
PHF
LAS
GSO
MEM
LAX
ATL
MYR
DFW
SAV
HOU
PNS
TLH
JAX
MCO
TPA
FPO

15 Route Map Route Map June 2003 Cities: 42 Cities: 42 Routes: 71 Routes: 71

SEA
MSP
MKE
FNT
DTW
BOS
SWF
MLI
MDW
BMI
CAK
PHL
IND
DAY
DEN
MCI
STL
SFO
ICT
PHF
LAS
RDU
MEM
CLT
LAX
ATL
PHX
SAN
DFW
SAV
HOU
PNS
JAX
DAB
MCO
TPA
SRQ

airTran.com

16 Route Map Route Map June 2007 Cities: 56 Cities: 56 Routes: 125 Routes: 125

17 Gulfport/Biloxi Gulfport/Biloxi Atlanta Atlanta Network Breadth Drives Cost And Revenue Efficiencies Network Breadth Drives Cost And Revenue Efficiencies 30 5 June 2000

Orlando Orlando
Atlanta Atlanta
42
12
June 2003
Baltimore Baltimore
Tampa Tampa
Philadelphia Philadelphia
5
12
7
Network Breadth Drives Cost And Revenue Efficiencies
Network Breadth Drives Cost And Revenue Efficiencies

Orlando Orlando
Atlanta Atlanta
54
30
June 2007
Baltimore Baltimore
Tampa Tampa
Philadelphia Philadelphia
5
16
10
Newport News Newport News
5
Akron / Canton Akron / Canton
5
Boston Boston
Ft. Lauderdale Ft. Lauderdale
Indianapolis Indianapolis
Chicago Chicago
6
7
9
8
Network Breadth Drives Cost And Revenue Efficiencies
Network Breadth Drives Cost And Revenue Efficiencies

0 100 200 300 400 500 600 700 800 900 1,000 1,100
LCC-Philadelphia
UAUA-San Francisco
LUV-Baltimore
JBLU-New York
LCC-Phoenix
AA-Miami
LUV-Phoenix
LUV-Chicago
LUV-Las Vegas
LCC-Charlotte
AA-Chicago
CAL-Newark
UAUA-Denver
AAI-Atlanta
UAUA-Chicago
NWAC-Detroit
NWAC-Minneapolis
CAL-Houston
AA-Dallas
DAL-Atlanta
Mainline Departures Regional Departures
256 departures in June 2007
AirTran’s Atlanta Hub Is Now One Of The Nations
AirTran’s Atlanta Hub Is Now One Of The Nations
Largest Mainline Hubs
Largest Mainline Hubs

21 0 50 100 150 200 2003 2004 2005 2006 2007 2008 2009 2010 717s 737s 184 170 152 137 127 105 87 74 Aircraft Currently 132 Aircraft: 87 717s / 45 737s Low Cost Fleet Plan Low Cost Fleet Plan

AirTran Has A Demonstrated Record Of
AirTran Has A Demonstrated Record Of
Growth And Profitability
Growth And Profitability
15.5 8.1 10.1 100.5 10.7 Profit ($MM)
137 127 105 87 74 65 Mainline Aircraft
8,100 7,400 6,700 5,900 5,300 4,700 FTE's
727 650 534 444 397 360 Daily Flights
56 49 46 45 42 38 Cities Served
2007E 2006 2005 2004 2003 2002

Q406 unit revenue growth slowed, primarily in Atlanta markets
—
Capacity growth was robust
AirTran increased frequency in short haul Atlanta routes to secure access to additional gates
Delta increased capacity over 10% from summer levels
Q107 capacity outlook is improved
—
AirTran’s capacity redeployed to new cities
—
Competitive capacity has been reduced significantly
Revenue Outlook Is Improving
Revenue Outlook Is Improving

Delta Daily Seats
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07

24 55,000 60,000 65,000 70,000 75,000 80,000 85,000 Competitive Capacity In AirTran’s Atlanta Competitive Capacity In AirTran’s Atlanta Markets Are Declining Markets Are Declining -16%

ASMs per Gallon
0
10
20
30
40
50
60
70
2000 2006
>40% improvement
AirTran's Current Hedge Position
28%
31%
42%
38%
0%
10%
20%
30%
40%
50%
60%
Q107 Q207 Q307 Q407
$2.00/gal
to
$2.05/gal
Forecast
$2.05/gal
to
$2.10/gal
Forecast
$2.05/gal
to
$2.10/gal
Forecast $2.00/gal
to
$2.05/gal
Forecast
AirTran Continues To Manage Fuel Exposure
AirTran Continues To Manage Fuel Exposure

26 Midwest Air Group Update Midwest Air Group Update

Complementary route networks with limited overlap
Combine AirTran’s strong East Coast network with
Midwest’s hubs in Milwaukee and Kansas City
Improved scale in consolidating industry with improved
incremental growth opportunities
Network
717 fleet commonality creates significant and unique
cost synergies
Ability to upgrade Midwest’s MD-80 fleet with AirTran’s
new, more fuel efficient 737-700s
Additional 737 deliveries create growth opportunities
Fleet
Over $60MM of annual run-rate synergies
EPS accretive in first full year after the acquisition
Will provide growth potential and job security
Financial
AirTran & Midwest Are Stronger Together Than As Independent Entities
Powerful Strategic Rationale
Powerful Strategic Rationale

SEA
DLH
IWD
MQT
MSP
MSN
GRR
DTW
ROC
PWM
BOS
YYZ
OMA
DSM
MLI
MDW
CLE
CAK
PIT
SWF
LGA
DEN
BMI
IND
DAY
PHL
MCI
SFO
STL
SDF
ICT
RIC
PHF
LAS
BNA
RDU
MEM
CLT
LAX
PHX
ATL
CHS
SAN
DFW
SAV
JAX
PNS
SAT
HOU
MSY
DAB
MCO
SRQ
MIA

airTran.com

28 AirTran Midwest Combined carrier will be well positioned in key markets throughout the Eastern, Midwestern and Southeastern U.S. Complementary Route Networks Complementary Route Networks

46%
24%
7%
5%
3%
8%
7%
64%
11%
7%
5%
13%
83%
13%
4%
Midwest Network AirTran Network
Combined Network
Milwaukee
Kansas City
Other
Atlanta
Orlando
Baltimore
Chicago
Other
Atlanta
Milwaukee
Kansas City
Orlando
Baltimore
Chicago
Other
Share of departures
Merger Creates Instant Diversification
Merger Creates Instant Diversification

Network Synergies
Improve fleet and capacity utilization
Increase aircraft utilization
Cost Synergies
Replace MD-80s with cost efficient 737s
Maintenance & facilities efficiencies
Adapt best practices from both companies
Total Annual Run-Rate Synergies
$40MM+
$20MM+
$60MM+
Potential Combination Synergies
Potential Combination Synergies

AirTran has great fundamentals
— Young fleet
— Positioned to become the low cost leader
— Strong East Coast presence
Competitive environment in Atlanta is moderating
AirTran and Midwest are stronger together than alone
Midwest transaction presents significant benefits for all
constituents
Summary
Summary